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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) December 6, 2004
                                                        -------------------


                               Intelligroup, Inc.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


              New Jersey                              0-20943                               11-2880025
---------------------------------------- ----------------------------------- -----------------------------------------
     (State or Other Jurisdiction            (Commission File Number)           (IRS Employer Identification No.)
           of Incorporation)
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499 Thornall Street
Edison, New Jersey                                                08837
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (732) 590-1600
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                         (Registrant's telephone number,
                              including area code)



 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.01 Entry in to a Material Agreement.

On December 10, 2004, Intelligroup, Inc. (the "Company") and Douglas Berto,
Chief Operating Officer of Intelligroup, Inc. entered into a separation agreement ("Separation Agreement"), which provides for, among other things, a severance payment to Mr. Berto in the aggregate amount of $125,000, to be paid semi-monthly over a six-month period.

ITEM 5.02.  Departure of Principal Officers; Appointment of Principal Officers.

(b)  Departure of Principal Officer

On December 6, 2004, the Company's Chief Operating Officer, Douglas Berto, left the Company to pursue other opportunities.

ITEM 7.01.  Regulation FD Disclosure

On December 10, 2004 the Company issued a press release announcing the events described in Item 5.02. The press release is attached hereto as Exhibit 99 and incorporated by reference into this Item 7.01. The press release is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company.

ITEM 9.01  Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit 10.1 - Separation Agreement and General Release dated December
10, 2004 between Company and Douglas Berto.



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                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        INTELLIGROUP, INC.

                                        By: /s/ Christian Misvaer
                                            ---------------------
                                        Name:  Christian Misvaer
                                        Title: General Counsel and Secretary


Date: December 10, 2004